Exhibit 10.1
DEED OF AMENDMENT (this Deed)
TO COMMITTED FACILITY LETTER
Dated: December 23, 2024

Among:

(1)Citibank Europe plc (the “Bank”);

(2)Renaissance Reinsurance Ltd.;

(3)DaVinci Reinsurance Ltd.;

(4)RenaissanceRe Specialty U.S. Ltd.; and

(5)Renaissance Reinsurance of Europe Designated Activity Company (f/k/a Renaissance Reinsurance of Europe Unlimited Company),

(each a “Party” and together the “Parties”, and Parties (2), (3), (4) and (5) each a “Company” and together the “Companies”).

Committed letter of credit facility letter originally dated 19 December 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) (the “Committed Facility Letter”)

1.Background

1.1.The Parties hereby agree to certain amendments to the Committed Facility Letter as detailed in this Deed on and from the Effective Date (as defined below).

1.2.Pursuant to an accession letter dated on or around 1 November 2023, Validus Reinsurance, Ltd. (“VRB”) acceded to the Committed Facility Letter. Pursuant to an amalgamation on 1 October 2024 between VRB and Renaissance Reinsurance Ltd. (“RRL”), VRB amalgamated with RRL to continue as one company called “Renaissance Reinsurance Ltd.” (the “Amalgamation”).

1.3.The terms and expressions defined in the Committed Facility Letter shall have the same meanings when used in this Deed unless the context otherwise requires or the contrary is otherwise indicated.

2.Effective Date

The amendments set out in this Deed shall take effect on and from the date of this Deed (the “Effective Date”).

3.Amendments

With effect on and from the Effective Date, the Committed Facility Letter shall be amended as follows:

a)clause 3.1 of the Committed Facility Letter shall be deleted and replaced with the following new clause 3.1:

“3.1    The Bank is pleased to provide a committed letter of credit issuance facility (the “Committed Facility”) with an availability period ending on 31 December 2025 (the “Availability End Date”) and an expiry date of 31 December 2026 (the “Expiry Date”), to the Companies subject to the terms and conditions set out in this Committed Facility Letter. Unless otherwise defined herein, capitalised terms used in this Committed Facility Letter are as defined in Clause 17 (Definitions and Interpretation).”

4.Costs and expenses

Each Party to this Deed shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this Deed.

5.Affirmation and acceptance

5.1.With effect on and from the Effective Date, the terms and conditions of the Committed Facility Letter shall be read and construed by reference to this Deed and all references to the Committed Facility Letter shall be deemed to incorporate the relevant amendments contained within this Deed and all references in the Committed Facility Letter to “this Committed Facility Letter” and like references shall with effect from the Effective Date be references to the Committed Facility Letter as amended by this Deed.

5.2.In the event of any conflict between the terms of this Deed and the Committed Facility Letter, the terms of this Deed shall prevail.

5.3.For the avoidance of doubt, except as amended by the terms of this Deed, all of the terms and conditions of the Committed Facility Letter shall continue to apply and shall remain in full force and effect.

5.4.The Companies shall, at the request of the Bank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this Deed.

6.Continuation of the Facility Documents

The Parties agree that, on and after the Effective Date:

(a)each Facility Document (as defined in the Committed Facility Letter as amended by this Deed) to which it is a party shall continue in full force and effect;

(b)notwithstanding the amendments made to the Committed Facility Letter pursuant to this Deed:

(i)the Amended and Restated Pledge Agreement dated as of 25 November 2014 between Renaissance Reinsurance Ltd. and the Bank, as amended by Letters of Amendment dated as of 22 November 2016 and 6 September 2019, (the “RRL Pledge Agreement”);

(ii)the Amended and Restated Pledge Agreement dated as of 25 November 2014 between DaVinci Reinsurance Ltd. and the Bank, as amended by Letters of Amendment dated as of 22 November 2016 and 6 September 2019, (the “DaVinci Pledge Agreement”);

(iii)the Amended and Restated Pledge Agreement dated as of 25 November 2014 between RenaissanceRe Specialty U.S. Ltd. and the Bank, as amended by Letters of Amendment dated as of 22 November 2016 and 6 September 2019, (the “RSUS Pledge Agreement”);

(iv)the Amended and Restated Pledge Agreement dated as of 25 November 2014 between Renaissance Reinsurance of Europe Designated Activity Company and the Bank, as amended by Letters of Amendment dated as of 22 November 2016 and 6 September 2019, (the “ROE Pledge Agreement”);

(v)the Pledge Agreement dated as of 1 November 2023 between VRB and the Bank (the “VRB Pledge Agreement”, and together with the RRL Pledge Agreement, the DaVinci Pledge Agreement, the RSUS Pledge Agreement and the ROE Pledge Agreement, collectively, the “Pledge Agreements”);

(vi)the Amended and Restated Account Control Agreement dated as of 25 November 2014 between Renaissance Reinsurance Ltd., the Bank, and The Bank of New York Mellon, as amended by Letter of Amendment dated as of 22 November 2016 (the “RRL Control Agreement”);

(vii)the Amended and Restated Account Control Agreement dated as of 25 November 2014 between DaVinci Reinsurance Ltd., the Bank, and The Bank of New York Mellon, as amended by Letter of Amendment dated as of 22 November 2016 (the “DaVinci Control Agreement”);

(viii)the Amended and Restated Account Control Agreement dated as of 25 November 2014 between RenaissanceRe Specialty U.S. Ltd., the Bank, and The Bank of New York Mellon, as amended by Letter of Amendment dated as of 22 November 2016 (the “RSUS Control Agreement”);

(ix)the Amended and Restated Account Control Agreement dated as of 25 November 2014 between Renaissance Reinsurance of Europe Designated Activity Company, the Bank and The Bank of New York Mellon, as amended by Letter of Amendment dated as of 22 November 2016 (the “ROE Control Agreement”); and

(x)the Account Control Agreement dated as of 1 November 2023 between VRB, the Bank and The Bank of New York Mellon (the “VRB Control Agreement”, and together with the RRL Control Agreement, the DaVinci Control Agreement, the RSUS Control Agreement and the ROE Control Agreement, collectively, the “Control Agreements” and together with the Pledge Agreements, the “Security Documents”), each, including any security created under it, continues to extend to all obligations of the relevant Company party to such Security Document in relation to the Committed Facility Letter, as amended by this Deed.

7.Facility Document

The Parties designate this Deed as a Facility Document.

8.Counterparts and Effect as a Deed

This Deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a Deed notwithstanding it is signed under hand by the Bank.

9.Third Party Rights

A person who is not a party to this Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

10.Governing Law

This Deed and any non-contractual obligation of whatever nature arising out of or in relation to it, shall be governed by English law and for the benefit of the Bank, the Companies submit to the exclusive jurisdiction of the English courts in relation to any dispute which may arise from or in connection with this Deed.

This Deed has been executed and delivered by the Companies as a deed and it has been signed by the Bank under hand, and shall take effect on and from the date specified above.

[Signatures follow]

Executed and delivered as a deed by                 Signed: /S/ Matthew W. Neuber
Renaissance Reinsurance Ltd.
Acting by person(s) who, in accordance with the    Name:    Matthew W. Neuber
Laws of its jurisdiction of incorporation, are acting
Under the authority of the company    Title:    Senior Vice President & Corporate Treasurer

Signed: /S/ James C. Fraser

Name:    James C. Fraser

Title:    Senior Vice President & Chief Accounting Officer

Executed and delivered as a deed by                Signed: /S/ Matthew W. Neuber
DaVinci Reinsurance Ltd.
Acting by person(s) who, in accordance with the    Name:    Matthew W. Neuber
Laws of its jurisdiction of incorporation, are acting
Under the authority of the company    Title:    Senior Vice President & Corporate Treasurer

Signed: /S/ James C. Fraser

Name:    James C. Fraser

Title:    Senior Vice President & Chief Accounting Officer

Executed and delivered as a deed by                 Signed: /S/ Matthew W. Neuber
RenaissanceRe Specialty U.S. Ltd.
Acting by person(s) who, in accordance with the    Name:    Matthew W. Neuber
Laws of its jurisdiction of incorporation, are acting
Under the authority of the company    Title:    Senior Vice President & Corporate Treasurer

Signed: /S/ James C. Fraser

Name:    James C. Fraser

Title:    Senior Vice President & Chief Accounting Officer

[Signature Page to Deed of Amendment to Facility Letter (Committed)]

Executed and delivered as a deed by                 Signed: /S/ Orla Finnan
Renaissance Reinsurance of Europe
Designated Activity Company                    Name:     Orla Finnan
Acting by person(s) who, in accordance with the
Laws of its jurisdiction of incorporation, are acting    Title:    Director
Under the authority of the company

Signed: /S/ Leo Barran

Name:    Leo Barran

Title:    Company Secretary

[Signature Page to Deed of Amendment to Facility Letter (Committed)]

For and on behalf of
Citibank Europe Plc

By:    /S/ Michael Ashworth

Name: Michael Ashworth

Title: Senior Vice President

[Signature Page to Deed of Amendment to Facility Letter (Committed)]